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                                                                      Exhibit 23

                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-61617), the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-10274) and the Registration Statement on Form S-8 (No. 33-64674) of United Water Resources of our report dated February 20, 1997, appearing on page 27 of this Annual Report on Form 10-K.



PRICE  WATERHOUSE  LLP
New York, New York
March 24, 1997